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                                                               EXHIBIT 10.123

                                 Schedule No. 1

                     Schedule of Indebtedness and Collateral

To Master Security Agreement, dated 4-5-00, between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 South 40th Street                Phoenix        AZ              85040
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Address                                City          State           Zip Code


Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

One (1) Grove Model RT865 65 Ton Rough Terrain Crane, S/N 48759 and all additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.
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Debtor promises to pay Secured Party (i) the total principal sum of $163,556.25 in 72 (total number) principal payments of $2,271.61 each, commencing on 5-10-00 and a like sum on a like date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the unpaid balance, plus (ii) interest payable monthly at 0% in excess of the "governing rate" on unpaid principal balances, but in no event greater than the highest rate permitted by relevant law in effect from time to time during the term of this Security Agreement even if this Security Agreement shall state a minimum rate of interest.

"Governing rate" shall mean a rate equal to the highest of (i) the Prime Rate of The Chase Manhattan Bank or its successors or (ii) "The Wall Street Journal Prime Rate" or (iii) the commercial paper rate in effect from time to time. Interest shall be computed on the basis of a year of 360 days. The Prime Rate of The Chase Manhattan Bank or its successors shall mean the rate of interest publicly announced by The Chase Manhattan Bank or its successors in New York from time to time as its Prime Rate. The Prime Rate of The Chase Manhattan Bank or its successors is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank or its successors to its borrowers "The Wall Street Journal Prime Rate" shall mean the Prime Rate listed by the Wall Street Journal. If more than one Prime Rate is listed in the Wall Street Journal, then the highest rate shall apply. "Commercial paper rate" shall mean the average rate quoted by the Wall Street Journal or such other source as Secured Party may determine for 30-day dealer commercial paper.

The Debtor shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. The Debtor represents and warrants that the Year 2000 problem (that is, the inability of certain computer applications to recognize and correctly perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999) will not result in a material adverse effect on the Debtor's business condition or ability to perform hereunder. Upon request, the Debtor shall provide assurance acceptable to the Secured Party that the Debtor's computer systems and software are or will be Year 2000 compliant on a timely basis. The Debtor shall immediately advise Secured Party in writing of any material changes in the Debtor's Year 2000 plan, timetable or budget.

See Special Provisions Instructions below.



SEE FINANCIAL REPORT COVENANT RIDER CONSISTING OF ONE (1) PAGE ATTACHED HERETO AND MADE A PART HEREOF.

NO PREPAYMENT PENALTY ALLOWED YEAR ONE: NO PENALTY ASSESSED THEREAFTER.

Accepted 4-5-00
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Secured Party:


THE CIT GROUP/EQUIPMENT FINANCING, INC.

By /s/ Kathy Taylor                              Title Agent
  --------------------------------------------         -------------------


Executed on  4-5-00
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Meadow Valley Contractors, Inc.
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Name of individual, corporation or partnership

By /s/ Kenneth D. Nelson                         Title Vice President
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                                                                    4-5-00
                                                                    ------------
                                                                    Date


THE CIT GROUP/EQUIPMENT FINANCING, INC.

P.O. Box 27248
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Address

Tempe                                        AZ       85285-7248
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City                                         State    Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Security Agreement dated 4-5-00 as follows:
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                   Payee Names and Addresses                    Amount
-------------------------------------------------------      --------------
  Meadow Valley Contractors, Inc.                            $ 163,556.25
                                                               ------------

                                                             $ ____________

                                                             $ ____________

                                                             $ ____________

                                                             $ ____________

                                                             $ ____________

                                                             $ ____________

                                                             $ ____________

                                              Total Proceeds $  163,556.25
                                                               ------------






Very truly yours,


Meadow Valley Contractors, Inc.
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By /s/ Kenneth D. Nelson                       Title  Vice President
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